UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2026

Green Brick Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware				001-33530	20-5952523
(State or other jurisdiction of incorporation)				(Commission File Number)	(IRS Employer Identification Number)
5501 Headquarters Drive	,	Ste 300W
Plano	,	TX	75024	(469)	573-6755
(Address of principal executive offices, including Zip Code)				(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GRBK	The New York Stock Exchange
NYSE Texas, Inc.
Depositary Shares (each representing a 1/1000th interest in a share of 5.75% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	GRBK PRA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c):

On June 8, 2026, Green Brick Partners, Inc. (the “Company”), appointed Eric Park to serve as the Company’s Chief Accounting Officer, effective immediately. Mr. Park will be assuming the role of principal accounting officer.

Mr. Park, 37, has served as the Company’s Vice President, Corporate Controller since February 2024, where he led the efforts around technical accounting and financial reporting. Mr. Park has over 10 years of experience in accounting with KPMG LLP, including serving from September 2022 to February 2024 as a Senior Manager in the Audit practice. Mr. Park also served from June 2021 to July 2022 as Assistant Controller at Topgolf International, Inc., a global sports entertainment company. Mr. Park is a Certified Public Accountant and holds a B.B.A. in accounting and a M.S. in Accounting from Southern Methodist University - Cox School of Business.

In connection with his promotion to Chief Accounting Officer, the Compensation Committee has approved (i) an increase of Mr. Park’s base salary to $300,000, (ii) an annual incentive target bonus of $200,000 and (iii) a Performance Restricted Stock Unit award of $175,000.

There are no other arrangements or understandings between Mr. Park and the Company or any other persons pursuant to which Mr. Park was appointed as Chief Accounting Officer of the Company. There are no related party transactions between the Company and Mr. Park (or any of his immediate family members) requiring disclosure under Item 404(a) of Regulation S-K. Mr. Park does not have any family relationships with any of the Company’s directors or executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.
By:	/s/ Jeffery D. Cox
Name:	Jeffery D. Cox
Title:	Chief Financial Officer

Date:    June 11, 2026